UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2012

TROPICANA LAS VEGAS HOTEL AND CASINO, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-53894 (Commission File Number)	27-0455607 (I.R.S. Employer Identification No.)

3801 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)

(702) 739-2722

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 21, 2012, Tropicana Las Vegas Hotel and Casino, Inc. (the “Company”) entered into a consulting agreement (the “Agreement”) with Mr. Michael A. Ribero, an independent director of the Company, pursuant to which Mr. Ribero provides consulting services in connection with developing marketing initiatives for the Company.  The Agreement has a retroactive term beginning January 1 and continuing thereafter until terminated at the Company’s sole discretion.  Mr. Ribero received $12,500 per month for January and February 2012 and will receive $25,000 per month for March 2012 and thereafter.  In addition, Mr. Ribero has the opportunity to receive performance bonuses at the Company’s discretion, and reimbursement of all reasonable business expenses incurred on behalf of the Company.  Mr. Ribero will hold the title of Strategic Advisor, Office of the Chairman.

Effective with the April 2012 consulting payment, Mr. Ribero will no longer be considered an independent director under the Company’s Stockholder’s Agreement. The Company has used the independence requirements set forth by the New York Stock Exchange as a benchmark to determine whether its directors are independent.  Mr. Ribero will exceed the direct compensation limit of $120,000 in any 12 month period when he receives his April 2012 consulting payment.  It is believed to be in the best interests of the Company and its stockholders that Mr. Ribero continues as a member of the board of directors. Thus, the Company has obtained an acknowledgement and agreement from the requisite number of stockholders that such consulting agreement will not be taken into account in determining whether Mr. Ribero is independent for purposes of the Company’s governing documents, including the Stockholder’s Agreement until the earlier of (i) May 16, 2013 or (ii) the expiration of Mr. Ribero’s term as a director (“Waiver Period”).  The consent and waiver as to Mr. Ribero’s deemed independence will apply only in the context of the Agreement, only during the Waiver Period, and any other change in facts that would cause Mr. Ribero to cease to be independent will require a further specific consent if he is to remain on the board of directors.

The above description of the Agreement is qualified in its entirety by reference to the Agreement attached as Exhibit 10 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description
10.18	Consulting Services Agreement, dated March 21, 2012, between Tropicana Las Vegas, Inc. and Mr. Michael A. Ribero.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tropicana Las Vegas Hotel and Casino, Inc.

Date: March 21, 2012	By:	/s/ Joanne M. Beckett
	Name:	Joanne M. Beckett
	Title:	Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.18	Consulting Services Agreement, dated March 21, 2012, between Tropicana Las Vegas, Inc. and Mr. Michael A. Ribero.